UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR 12(g) OF
THE SECURITIES EXCHANGE ACT OF 1934

BLS Media, Inc.
(Exact name of registrant as specified in its charter)
Nevada	20-5874196
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1683 Duarte Drive, Henderson, Nevada	89014
(Address of principal executive offices)	(Zip Code)

Securities to be registered under Section 12(b) of the Act:
Title of each class to be so registered:	Name of each exchange on which each class is to be registered:
None	N/A

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☒

Securities Act registration statement file number to which this form relates: 333-141158

Securities to be registered under Section 12(g) of the Act:
Common Stock, $.001 par value per share (Title of Class)

Item 1. Description of Registrant’s Securities to be Registered.

For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading “Description of Capital Stock” in the Registrant’s Registration Statement on Form SB-2 (File No. 333-141158), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

Item 2. Exhibits

3.1	Articles of Incorporation (incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on March 8, 2007).

3.2	Bylaws (incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on March 8, 2007).

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

BLS Media, Inc. (Registrant)

Date: March 20, 2007	By:	/s/ Brittany Prager
Name: Brittany Prager
Title: President, Secretary, Director

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